UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2009

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10593	11-2481093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Iconix Brand Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to reflect certain required accounting adjustments and reclassifications described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on March 2, 2009.

Effective January 1, 2009, the Company adopted Financial Accounting Standards Board Staff Position APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”), which changed the accounting for convertible debt instruments with cash settlement features. FSP APB 14-1 applies to the Company’s previously issued convertible senior subordinated notes. In accordance with FSP APB 14-1, the Company recognized the liability component of its Convertible Notes at fair value. FSP APB 14-1 also requires retroactive application and early adoption was not permitted. The retrospective adoption of FSP APB 14-1 affects the Company’s financial information for the years 2007 through 2008, as reflected in Exhibit 99.1 to this Current Report.

Neither this Current Report nor Exhibit 99.1 hereto reflect any events occurring after March 2, 2009 or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the Company’s retrospective application of FSP APB 14-1. Accordingly, the Company has amended disclosures, to the extent relevant, in only the following items of the 2008 Form 10-K:

•	Part II, Item 6 - Selected Financial Data

•	Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 - Financial Statements and Supplementary Data

Therefore, this Current Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2008 Form 10-K, including the Company’s Quarterly Report on Form 10-Q filed on May 8, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

23.1 Consent of BDO Seidman LLP, an Independent Registered Public Accounting Firm

99.1 Revised Part II, Item 6 - Selected Financial Data; Revised Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Revised Part II, Item 8 - Financial Statements and Supplementary Data;

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Warren Clamen
Name:	Warren Clamen
Title:	Executive Vice President and Chief Financial Officer

Date: June 1, 2009